SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 11, 2020

REGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	001-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)
Delaware (Regency Centers, L.P.)	0-24763 (Regency Centers, L.P.)	59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.
☐

Item 8.01	Other Events.

On May 11, 2020, Regency Centers, L.P. (“RCLP”) and Regency Centers Corporation (“Regency”), the general partner of RCLP, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as representative of the several underwriters named therein, pursuant to which RCLP agreed to issue and sell an aggregate of $600,000,000 principal amount of its 3.700% Notes due 2030 (the “Notes”) priced to the public at 99.805% of principal amount. The Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Notes closed on May 13, 2020.
The Notes bear interest at a rate of 3.700% per annum and mature on June 15, 2030. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2020, to holders of record on the immediately preceding June 1 and December 1.
The Notes were issued pursuant to the terms of an Indenture dated as of December 5, 2001, as supplemented by the First Supplemental Indenture dated as of June 5, 2007, the Second Supplemental Indenture dated as of June 2, 2010, the Third Supplemental Indenture dated as of August 17, 2015, the Fourth Supplemental Indenture dated as of January 26, 2017, the Fifth Supplemental Indenture dated as of March 6, 2019, and the Sixth Supplemental Indenture dated as of May 13, 2020 (the “Sixth Supplemental Indenture”), each among RCLP, Regency, as guarantor, and U.S. Bank National Association, as trustee. RCLP and Regency entered into the Sixth Supplemental Indenture in connection with the offering of the Notes to, among other things, amend the definitions of “Indebtedness”, “Stabilized Property Value”, and “Total Assets” and to amend and restate the Events of Default – Cross Default provision.
The foregoing is not a complete discussion of the Underwriting Agreement and the Sixth Supplemental Indenture and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form
8-K
as Exhibit 1.1 and to the full text of the Sixth Supplemental Indenture attached to this Current Report on Form
8-K
as Exhibit 4.1, which are incorporated herein by reference.
On May 11, 2020, Regency issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 9.01(d)     Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of May 11, 2020 among Regency Centers, L.P., Regency Centers Corporation, and Wells Fargo Securities, LLC, as representative of the underwriters listed therein.

4.1
Sixth Supplemental Indenture dated as of May 13, 2020 to the Indenture dated as of December 5, 2001 among Regency Centers, L.P., Regency Centers Corporation, as guarantor, and U.S. Bank National Association, as trustee.

4.2	Form of Global Note for 3.700% Notes due 2030 of Regency Centers, L.P.

4.3	Guarantee of Regency Centers Corporation (included in the Global Note filed as Exhibit 4.2).

5.1	Opinion of Foley & Lardner LLP as to the legality of the securities.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

99.1	Press release issued May 11, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

May 13, 2020		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation,
its general partner

May 13, 2020		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

3